UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NexGel, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NexGel, Inc.

2150 Cabot Boulevard West, Suite B

Langhorne, Pennsylvania 19047

(215) 702-8550

[August 24, 2026]

Dear Stockholders:

On behalf of the Board of Directors and management of NexGel, Inc., a Delaware corporation (the “Company”), it is our pleasure to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of the Company. The Special Meeting will be held on [September 23, 2026], at [10:00 a.m.], Eastern Time, at the Company’s corporate headquarters located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047.

At the Special Meeting, you will be asked to consider and act on three proposals: (1) approval of an amendment to the Company’s existing Certificate of Incorporation to increase the number of authorized shares of our common stock from 25,000,000 to a number not to exceed 150,000,000, with the Board of Directors having the discretion to determine the specific number of authorized shares within that range and to file such amendment at any time within one year following stockholder approval (“Proposal 1”); (2) approval of an amendment to the Company’s existing Certificate of Incorporation to effect a discretionary reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-20, to be effected at the discretion of the Board of Directors within one year following stockholder approval (“Proposal 2”); and (3) approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2 (“Proposal 3”).

We are providing a full set of proxy materials — including this Proxy Statement and the proxy card — to all stockholders of record entitled to vote at the Special Meeting. We are mailing the proxy materials beginning on or about [August 24, 2026]. Stockholders who hold their shares in “street name” through a broker, bank or other nominee will receive the proxy materials (or instructions for accessing them electronically) from that broker, bank or other nominee, in accordance with such intermediary’s usual practice.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Special Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting in person at the Special Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a legal proxy from your nominee in order to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of, and continued interest in, NexGel, Inc.

Sincerely,

Steven Glassman

Chairperson of the Board of Directors

NexGel, Inc.

2150 Cabot Boulevard West, Suite B

Langhorne, Pennsylvania 19047

(215) 702-8550

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on [September 23, 2026]

To the Stockholders of NexGel, Inc.:

A Special Meeting of Stockholders (the “Special Meeting”) of NexGel, Inc., a Delaware corporation (the “Company”), will be held on [September 23, 2026], at [10:00 a.m.], Eastern Time, at our corporate headquarters located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047. We will consider and act on the following items of business at the Special Meeting:

●

1. Approval of an amendment to the Company’s existing Certificate of Incorporation, in substantially the form attached to the accompanying Proxy Statement as Annex A, to increase the number of authorized shares of our common stock from 25,000,000 to a number not to exceed 150,000,000, with the Board of Directors having the discretion to determine the specific number of authorized shares within that range and to file such amendment at any time within one year following stockholder approval (“Proposal 1”);

●

2. Approval of an amendment to the Company’s existing Certificate of Incorporation, in substantially the form attached to the accompanying Proxy Statement as Annex B, to effect a discretionary reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-20, with the exact ratio to be determined by the Board of Directors in its sole discretion at any time within one year following stockholder approval (“Proposal 2”); and

●	3. Approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2 (“Proposal 3”).

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposal 1, Proposal 2 and Proposal 3.

The Board of Directors has fixed the close of business on [August 21, 2026], as the record date (the “Record Date”) for the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to and during the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, please submit your proxy as promptly as possible by using the Internet or telephone, or by signing, dating and returning your proxy card, so that your shares will be represented at the Special Meeting.

By Order of the Board of Directors,

Steven Glassman

Chairperson of the Board of Directors

Langhorne, Pennsylvania

[August 24, 2026]

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY TO VOTE YOUR SHARES BY THE INTERNET OR BY TELEPHONE, OR BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE.

GENERAL INFORMATION ABOUT THIS PROXY STATEMENT,

THE SPECIAL MEETING AND VOTING

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of NexGel, Inc. (the “Company,” “we,” “us” or “our”) for use at the Special Meeting of Stockholders to be held on [September 23, 2026], at [10:00 a.m.], Eastern Time, at the Company’s corporate headquarters located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047, and at any adjournment or postponement thereof (the “Special Meeting”).

Why is the Company holding a Special Meeting?

The Company is holding the Special Meeting to seek stockholder approval of (i) an increase in the number of authorized shares of our common stock from 25,000,000 to a number not to exceed 150,000,000, with the Board of Directors having the discretion to determine the specific number of authorized shares within that range and to file the amendment at any time within one year following stockholder approval (Proposal 1), and (ii) a discretionary reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-20 (Proposal 2), together with a customary proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies (Proposal 3). The Board believes that approval of Proposal 1 and Proposal 2 is important to provide the Company with sufficient authorized capital to satisfy its existing contractual share reservation obligations and to pursue future financing and other corporate opportunities, and to provide the Board with the flexibility to address compliance with the Nasdaq Minimum Bid Price Requirement, in each case as more fully described under Proposal 1 and Proposal 2 below.

What am I being asked to vote on?

●

Proposal 1: approval of an amendment to the Company’s existing Certificate of Incorporation to increase the number of authorized shares of our common stock from 25,000,000 to a number not to exceed 150,000,000, with the Board of Directors having the discretion to determine the specific number of authorized shares within that range and to file the amendment at any time within one year following stockholder approval;

●

Proposal 2: approval of an amendment to the Company’s existing Certificate of Incorporation to effect a discretionary reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-20, with the exact ratio to be determined by the Board in its sole discretion at any time within one year following stockholder approval; and

●	Proposal 3: approval of one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 or Proposal 2.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on [August 21, 2026] (the “Record Date”). The Record Date is established by the Board as required by Delaware law. As of August 14, 2026, the most recent practicable date before the date of this Proxy Statement, the Company had 9,747,663 shares of common stock issued and outstanding. For purposes of this Proxy Statement, the Company has assumed that 9,747,663 shares of common stock will be issued and outstanding and entitled to vote as of the Record Date; however, this number may change based on option exercises, warrant exercises, note conversions or other issuances between the date of this Proxy Statement and the Record Date, and the actual number of shares outstanding and entitled to vote as of the Record Date will be set forth in the definitive proxy statement.

Who is entitled to vote at the Special Meeting?

Our common stock is the only class of security entitled to vote at the Special Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Special Meeting.

1

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote at the Special Meeting is necessary to constitute a quorum to transact business. Assuming 9,747,663 shares of common stock are outstanding and entitled to vote as of the Record Date, the presence of holders representing at least 4,873,832 shares would constitute a quorum; this number will be updated in the definitive proxy statement to reflect the actual number of shares outstanding as of the Record Date. If a quorum is not present or represented at the Special Meeting, then either (i) the chairperson of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Co., the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The proxy materials have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote, and will there be any broker non-votes at the Special Meeting?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Proposal 1 (the increase in authorized common stock), Proposal 2 (the discretionary reverse stock split) and Proposal 3 (the adjournment proposal) are expected to be treated as routine matters under applicable stock exchange rules. Accordingly, if your shares are held in street name and you do not timely provide voting instructions with respect to your shares, we expect that your broker, bank or other nominee will have discretionary authority to vote your shares on each of Proposal 1, Proposal 2 and Proposal 3, and we do not anticipate broker non-votes with respect to these proposals. Nevertheless, we encourage all stockholders to provide voting instructions to ensure that your shares are voted as you intend.

How do I vote my shares?

If you are a record holder, you may vote your shares at the Special Meeting in person or by proxy. To vote in person, you must attend the Special Meeting and obtain and submit a ballot. The ballot will be provided at the Special Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

●	Via Internet: as prompted by the menu found at https://web.viewproxy.com/NXGL/2026, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on [September 22, 2026].
●	Via telephone: call 1-866-402-3905 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on [September 22, 2026].
●	Via mail: complete and sign the enclosed proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Adam Levy and Ian Blackman to serve as the proxies for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

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How do I vote my shares if they are held in street name?

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. Alternatively, if you want to vote your shares in person at the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

If you fail to bring a nominee-issued proxy to the Special Meeting, you will not be able to vote your nominee-held shares in person at the Special Meeting.

Who counts the votes?

All votes will be tabulated by a representative of Alliance Advisors, the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

What are my voting choices for each of the proposals to be voted on at the Special Meeting?

With respect to Proposal 1, Proposal 2 and Proposal 3, stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

The Board’s recommendation is set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

Proposal 1—FOR the approval of an amendment to the Company’s existing Certificate of Incorporation to increase the number of authorized shares of our common stock from 25,000,000 to a number not to exceed 150,000,000, as determined by the Board of Directors in its sole discretion.

Proposal 2—FOR the approval of an amendment to the Company’s existing Certificate of Incorporation to effect a discretionary reverse stock split of our common stock.

Proposal 3—FOR the approval of the adjournment proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each such proposal in accordance with the Board’s recommendations set forth above.

If you are a “street name” holder and do not provide voting instructions, your bank, broker or other nominee is expected to have discretionary authority to vote your shares in accordance with its usual practice, as described above under “What is a broker non-vote, and will there be any broker non-votes at the Special Meeting?”

Can I change my vote after I have submitted my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting by:

●	submitting a properly completed and executed proxy card with a later date that is received before the Special Meeting;
●	voting again via the Internet or by telephone (only your latest proxy submitted will be counted);
●	attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy); or
●	giving written notice of revocation to the Company addressed to Ian Blackman, Chief Financial Officer, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on [September 22, 2026].

3

If your shares are held in street name, you may submit new voting instructions by contacting your broker, bank or other nominee, or you may attend the Special Meeting and vote in person if you obtain a nominee-issued proxy.

What vote is required to approve each proposal?

Assuming the presence of a quorum, approval of Proposal 1 (the increase in authorized common stock) requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting, as required by Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) to amend our Certificate of Incorporation.

Assuming the presence of a quorum, approval of Proposal 2 (the discretionary reverse stock split) requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting, as required by Section 242 of the DGCL to amend our Certificate of Incorporation.

Assuming the presence of a quorum, approval of Proposal 3 (the adjournment proposal) requires the affirmative vote of the holders of a majority of the votes cast on the matter at the Special Meeting.

What effects do abstentions and broker non-votes have on the proposals?

Abstentions and broker non-votes, if any, are included in the determination of the number of shares present at the Special Meeting for purposes of determining a quorum.

Abstentions. With respect to Proposal 1 and Proposal 2, abstentions will have the same effect as a vote “AGAINST” such proposals because they require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting. With respect to Proposal 3, abstentions will have the same effect as a vote “AGAINST” because that proposal requires the affirmative vote of a majority of the votes cast on the matter.

Broker Non-Votes. Because Proposal 1, Proposal 2 and Proposal 3 are expected to be treated as routine matters on which brokers have discretionary authority to vote uninstructed shares, we do not anticipate broker non-votes with respect to any proposal at the Special Meeting. To the extent any broker non-votes nevertheless occur, they would have the same effect as a vote “AGAINST” Proposal 1 and Proposal 2, and would have no effect on Proposal 3.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. Our bylaws provide that business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting and publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Special Meeting.

Whom should I contact if I have questions?

If you have any questions about this Proxy Statement, the Special Meeting or your ownership of our common stock, please contact our Corporate Secretary at the Company’s offices located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047 or by telephone at (215) 702-8550, or Alliance Advisors, our proxy solicitor, using the contact information set forth under “Solicitation of Proxies” below.

4

PROPOSAL 1:

APPROVAL OF AN INCREASE IN THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK

FROM 25,000,000 TO A NUMBER NOT TO EXCEED 150,000,000

Overview

Our Board has unanimously approved, and is recommending to our stockholders for their approval, an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), in substantially the form attached to this Proxy Statement as Annex A, to increase the number of authorized shares of our common stock from 25,000,000 shares to a number of shares not to exceed 150,000,000 shares, with the exact number of authorized shares within that range to be determined by the Board of Directors in its sole discretion (the “Authorized Share Increase”). The Board will also have the discretion to determine whether and when to file the Certificate of Amendment effecting the Authorized Share Increase, at any time within one year following stockholder approval, as described below under “Implementation of the Authorized Share Increase.” The number of authorized shares of preferred stock will not change.

The Board believes that granting it discretion over the specific number of authorized shares, within the approved range, will provide the Company with greater flexibility than a fixed increase would. Rather than authorizing the maximum number of shares immediately (which would, among other things, increase the Company’s Delaware franchise tax liability, a portion of which is calculated based on the number of authorized shares), the Board will be able to set the authorized share count at whatever level within the range it determines to be appropriate in light of the Company’s capital needs at the time, and to increase the authorized share count further, up to the 150,000,000 share maximum approved by stockholders, without seeking additional stockholder approval, by filing one or more further Certificates of Amendment during the Authorization Period.

If the Authorized Share Increase is approved by our stockholders, the total number of shares of capital stock authorized for issuance by the Company will change as set forth below:

Class of Stock	Current Authorized	Proposed Authorized
Common Stock, par value $0.001 per share	25,000,000	Up to 150,000,000
Preferred Stock, par value $0.001 per share (blank check)	5,000,000	5,000,000

The table below illustrates, for purposes of disclosure only, the total number of authorized shares of common stock that would result at several illustrative points within the approved range. The Board has not determined the specific number of authorized shares it will select, and the figures below are illustrative only.

Illustrative Authorized Share Count	Increase Over Current 25,000,000 Authorized Shares
50,000,000	25,000,000
75,000,000	50,000,000
100,000,000	75,000,000
125,000,000	100,000,000
150,000,000 (Maximum)	125,000,000

Background and Reasons for the Authorized Share Increase

As of August 14, 2026, the most recent practicable date before the date of this Proxy Statement, the Company had 9,747,663 shares of common stock issued and outstanding. This number is expected to approximate the number of shares outstanding on the Record Date, but may change based on option exercises, warrant exercises, note conversions or other issuances occurring between the date of this Proxy Statement and the Record Date; the actual number of shares outstanding and entitled to vote as of the Record Date will be set forth in the definitive proxy statement. In addition, as of such date, the Company had reserved an aggregate of approximately [●] shares of common stock for issuance upon (i) the exercise of outstanding stock options, the vesting of outstanding restricted stock units and future issuances under our equity incentive plans, (ii) the conversion of outstanding convertible notes at their respective conversion prices, and (iii) the exercise of outstanding warrants.

These numbers are based on the outstanding share numbers as of August 14, 2026 and will be recalculated as of the Record Date for the Special Meeting in the definitive proxy statement.

Shares of Common Stock	Number of Shares
Authorized under the Certificate of Incorporation	25,000,000
Issued and outstanding	(9,747,663)
Reserved for outstanding options, restricted stock units and equity incentive plans	([●]	)
Reserved for outstanding warrants	([●]	)
Reserved for conversion of outstanding convertible notes	([●]	)
Authorized shares of common stock unavailable for further issuance (shortfall)	([●]	)

The Company does not currently have a sufficient number of authorized shares of common stock to satisfy its outstanding share reservation obligations in full under all circumstances. If the Company is unable to reserve a sufficient number of shares of common stock to satisfy these obligations, the Company could be in breach of its covenants under the applicable purchase agreements, notes and warrants, which could, among other things, give rise to an event of default under such instruments. The Authorized Share Increase is intended to enable the Company to satisfy these contractual share reservation obligations and to avoid the consequences described above.

5

In addition to enabling the Company to comply with its existing contractual obligations, the Board believes that the Authorized Share Increase is necessary and appropriate to provide flexibility for future financing transactions and other corporate purposes. The Authorized Share Increase will enable the Company to:

●	Comply with Existing Contractual Obligations. Satisfy the share reservation obligations under the Company’s outstanding purchase agreements, notes and warrants.
●	Provide Financing Flexibility. Issue shares of common stock or securities convertible into or exercisable for common stock in connection with future capital raising transactions, including public or private offerings.
●	Continue Equity Incentive Compensation. Use equity-based compensation as a tool for attracting, retaining and motivating qualified employees, officers, directors and consultants.
●	Pursue Strategic Transactions. Issue shares in connection with potential acquisitions, joint ventures, licensing arrangements and other strategic transactions.
●	Address General Corporate Needs. Take advantage of opportunities that may arise in the future without the delay and expense of seeking further stockholder approval to authorize additional shares.

Effect of the Authorized Share Increase

The Authorized Share Increase will not affect the par value of our common stock, the rights or privileges of holders of our common stock, or the number of shares of common stock issued and outstanding immediately prior to the effective time of the amendment. The increase will result in additional authorized but unissued shares of common stock that the Board may issue from time to time without further action by our stockholders, except as required by applicable laws and regulations or stock exchange listing requirements. The Authorized Share Increase will not affect the authorized number or par value of our preferred stock.

Future issuances of common stock could be dilutive to existing stockholders. For example, the issuance of additional shares of common stock could reduce the proportionate ownership and voting power of existing stockholders and reduce earnings per share.

Potential Anti-Takeover Effects

Although the Authorized Share Increase is not being proposed in response to any specific takeover threat or unsolicited proposal, and the Board is not aware of any current efforts to acquire control of the Company, the availability of additional authorized but unissued shares of common stock could, under certain circumstances, have anti-takeover effects. For example, additional authorized but unissued shares could be issued in transactions that would make a change in control of the Company more difficult or costly, such as by being issued (i) to persons aligned with management, (ii) in connection with a stockholder rights plan, or (iii) to dilute the stock ownership and voting power of a third party seeking to obtain control of the Company. The Authorized Share Increase is not part of any plan to deter takeovers, and the Board is not currently considering or proposing any actions that would have anti-takeover effects.

Implementation of the Authorized Share Increase

If this Proposal 1 is approved by our stockholders, the Authorized Share Increase will be implemented through the filing of one or more Certificates of Amendment, substantially in the form attached to this Proxy Statement as Annex A, with the Secretary of State of the State of Delaware. The Board will have the authority, but not the obligation, to determine, in its sole discretion, (i) the specific number of authorized shares of common stock to be set forth in any such Certificate of Amendment, which may be any number greater than 25,000,000 and not to exceed 150,000,000, and (ii) whether and when to file such Certificate of Amendment, at any time prior to the date that is one (1) year following the date of the Special Meeting (the “Authorization Period”). The Board may file more than one Certificate of Amendment during the Authorization Period — for example, filing a Certificate of Amendment authorizing a number of shares less than the maximum initially, and filing one or more subsequent Certificates of Amendment further increasing the authorized share count, up to the 150,000,000 share maximum, as the Company’s capital needs evolve — without seeking further stockholder approval, provided that the aggregate number of authorized shares of common stock at any time does not exceed 150,000,000. The Board may consider, among other factors, the Company’s then-current and anticipated contractual share reservation obligations and the Company’s anticipated capital needs in determining the specific number of authorized shares to set forth in any Certificate of Amendment and in determining whether and when to file it, in order to defer Delaware franchise taxes on authorized shares that are not yet needed until such time as the additional capacity is needed.

6

Stockholders should be aware, however, that delaying the filing of a Certificate of Amendment, or authorizing fewer than 150,000,000 shares in an initial Certificate of Amendment, carries a corresponding risk: in the event the Company’s contractual share reservation obligations or its capital needs accelerate unexpectedly, the Company may be temporarily unable to satisfy its share reservation obligations or to issue shares in a desired transaction until a further Certificate of Amendment authorizing additional shares is filed. The Board will weigh these considerations in determining the number of authorized shares to set forth in any Certificate of Amendment and when to file it. The Board may abandon a Certificate of Amendment at any time prior to its filing, even if approved by stockholders, if the Board determines that the filing is no longer in the best interests of the Company and its stockholders. If the Board has not filed a Certificate of Amendment by the end of the Authorization Period, the authority granted under this Proposal 1 to file a Certificate of Amendment will terminate, and the Company will continue to have 25,000,000 authorized shares of common stock (or such greater number, up to 150,000,000, as may have already been authorized pursuant to a Certificate of Amendment filed during the Authorization Period).

By voting in favor of this Proposal 1, stockholders are also expressly authorizing our Board to determine the specific number of authorized shares (not to exceed 150,000,000) and to determine not to proceed with, or to abandon, all or any portion of the Authorized Share Increase if it should so decide.

Required Vote

Approval of Proposal 1 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting, as required by Section 242 of the DGCL to amend the Certificate of Incorporation. Abstentions and, to the extent any occur, broker non-votes will have the same effect as a vote “AGAINST” this proposal. Approval of this Proposal 1 is not conditioned on the approval of any other proposal to be considered at the Special Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE INCREASE IN AUTHORIZED COMMON STOCK FROM 25,000,000 TO A NUMBER NOT TO EXCEED 150,000,000 SHARES, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION, AS DESCRIBED IN PROPOSAL 1.

7

PROPOSAL 2:

APPROVAL OF A DISCRETIONARY REVERSE STOCK SPLIT

OF OUR COMMON STOCK AT A RATIO IN THE RANGE OF

1-FOR-2 TO 1-FOR-20

Overview

Our Board has unanimously approved, and is recommending to our stockholders for their approval, an amendment to the Company’s Certificate of Incorporation, in substantially the form attached to this Proxy Statement as Annex B, to effect a reverse stock split of our outstanding common stock at a ratio in the range of 1-for-2 to 1-for-20 (the “Reverse Stock Split”), with the exact ratio to be determined by the Board in its sole discretion at any time prior to the date that is one (1) year following the date of the Special Meeting (the “Authorization Period”). If approved by our stockholders, the Board will have the authority, but not the obligation, to effect the Reverse Stock Split at any time during the Authorization Period. The Board may also abandon the Reverse Stock Split at any time prior to its effectiveness, even if approved by stockholders, if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. Approval of this Proposal 2 is not conditioned on the approval of any other proposal to be considered at the Special Meeting.

Background and Reasons for the Reverse Stock Split

Nasdaq Minimum Bid Price Deficiency.

Our common stock is listed on The Nasdaq Capital Market under the symbol “NXGL.” On April 22, 2026, we received a deficiency letter from the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC notifying us that, for the prior 30 consecutive business days, the closing bid price of our common stock had been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have been given 180 calendar days, or until October 19, 2026 (the “Compliance Deadline”), to regain compliance with the Minimum Bid Price Requirement. If at any time before the Compliance Deadline the closing bid price of our common stock is at least $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written confirmation that we have achieved compliance.

If we do not regain compliance with the Minimum Bid Price Requirement by the Compliance Deadline, we may be afforded a second 180 calendar day period to regain compliance, provided that we meet the continued listing requirements for The Nasdaq Capital Market other than the Minimum Bid Price Requirement, and notify Nasdaq of our intent to cure the deficiency during the second compliance period, including by effecting a reverse stock split if necessary. If we do not regain compliance by the end of the additional 180-day compliance period (or by the Compliance Deadline, if we are not eligible for an additional compliance period), our common stock will be subject to delisting from Nasdaq.

The primary purpose of the Reverse Stock Split is to provide the Board with a means to increase the per share trading price of our common stock in order to regain and maintain compliance with the Minimum Bid Price Requirement. The Board believes that obtaining stockholder approval for the Reverse Stock Split at the Special Meeting will provide the Board with the flexibility to effect the Reverse Stock Split at the time, and at the ratio, the Board deems most appropriate based on market conditions and the trading price of our common stock at that time.

Other Considerations.

In addition to enabling compliance with the Minimum Bid Price Requirement, the Board believes that the Reverse Stock Split may have the following additional benefits:

●	Appeal to Broader Investor Base. Many investors, including institutional investors and investment funds, are reluctant to invest in or are prohibited from investing in stocks trading below a certain price per share. A higher share price following the Reverse Stock Split may make our common stock more attractive to such investors.
●	Improved Marketability and Liquidity. Brokerage firms and certain other market participants may be reluctant to recommend stocks that trade at low share prices, and certain brokerage commission and transaction fee schedules may impose higher costs on transactions in low-priced stocks. A higher share price may improve the marketability and liquidity of our common stock.

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There can be no assurance, however, that the Reverse Stock Split, if implemented, will result in any of the foregoing benefits. In particular, there can be no assurance that the market price per share of our common stock following the Reverse Stock Split will rise in proportion to the reduction in the number of outstanding shares, or that the market price per share will remain at or above $1.00 for any sustained period of time.

Discretion of the Board

If approved by our stockholders, the Board will have the authority, but not the obligation, to determine in its sole discretion, at any time during the Authorization Period:

●	whether to effect the Reverse Stock Split;
●	the exact ratio of the Reverse Stock Split within the range of 1-for-2 to 1-for-20; and
●	the effective date and time of the Reverse Stock Split.

In determining whether and when to effect the Reverse Stock Split, and in determining the ratio of the Reverse Stock Split, the Board will consider various factors, including:

●	the historical and projected performance of our common stock;
●	prevailing market conditions and general economic trends, including investor and analyst sentiment regarding reverse stock splits;
●	the projected effect of the Reverse Stock Split on the trading market for our common stock and on our compliance with the Minimum Bid Price Requirement;
●	our then-current capital structure and capital needs;
●	the existence of any pending corporate transactions; and
●	the Compliance Deadline (and any extension thereof) imposed by Nasdaq.

The Board may abandon the Reverse Stock Split at any time prior to its effectiveness, even if approved by stockholders, if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. If the Board has not effected the Reverse Stock Split by the end of the Authorization Period, the authority of the Board to effect the Reverse Stock Split will terminate.

Scope of Authority; Single Reverse Stock Split.

By approving this Proposal 2, stockholders will be authorizing the Board to effect only a single reverse stock split of the outstanding shares of common stock, at one ratio within the range of 1-for-2 to 1-for-20 selected by the Board, on one occasion during the Authorization Period. This Proposal 2 does not authorize the Board to effect more than one reverse stock split, to effect a reverse stock split at a ratio outside the approved range, or to effect a reverse stock split at any time after the end of the Authorization Period. If the Board effects a reverse stock split within the approved range during the Authorization Period, the authority granted under this Proposal 2 will be exhausted, and any subsequent reverse stock split would require a separate stockholder authorization.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is effected, each whole number of outstanding shares of our common stock equal to the ratio selected by the Board within the range of 1-for-2 to 1-for-20 (the “Reverse Split Ratio”), immediately prior to the effective time of the Reverse Stock Split (the “Split Effective Time”), will, automatically and without any action on the part of the holder thereof, be combined into one (1) share of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s proportionate equity interest in the Company, except for de minimis changes resulting from the treatment of fractional shares (see “Treatment of Fractional Shares” below). The Reverse Stock Split will not affect the par value of our common stock or the number of authorized shares of common stock or preferred stock.

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The table below illustrates, for purposes of disclosure only, the approximate effect of the Reverse Stock Split on the number of issued and outstanding shares of our common stock at various ratios in the range of 1-for-2 to 1-for-20, based on 9,747,663 shares of common stock outstanding as of August 14, 2026, the most recent practicable date before the date of this Proxy Statement. The actual number of shares outstanding as of the Record Date may differ, and the table will be updated accordingly in the definitive proxy statement.

Reverse Stock Split Ratio	Approximate Shares of Common Stock Outstanding After the Reverse Stock Split
1-for-2	4,873,832
1-for-3	3,249,221
1-for-4	2,436,916
1-for-5	1,949,533
1-for-6	1,624,611
1-for-7	1,392,524
1-for-8	1,218,458
1-for-9	1,083,074
1-for-10	974,767
1-for-11	886,152
1-for-12	812,306
1-for-13	749,821
1-for-14	696,262
1-for-15	649,845
1-for-16	609,229
1-for-17	573,392
1-for-18	541,537
1-for-19	513,035
1-for-20	487,384

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise hold a fractional share of common stock following the Reverse Stock Split will be entitled to receive one whole share of common stock in lieu of such fractional share (i.e., each fractional share resulting from the Reverse Stock Split will be rounded up to the nearest whole share).

Because each fractional share will be rounded up to a whole share, the Reverse Stock Split will result in a small increase in the number of shares of common stock outstanding relative to the number that would result from a precise mathematical application of the selected ratio. The Company does not expect this increase to be material to the total number of shares outstanding. For accounting purposes, upon effectiveness of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to common stock will be reduced proportionately based on the reverse stock split ratio (subject to a de minimis adjustment for the rounding-up of fractional shares), and the additional paid-in capital account will be increased by the amount by which stated capital is reduced. Per share net income or loss and net book value per share will be increased because there will be fewer shares of common stock outstanding. The Company does not expect the Reverse Stock Split, including the rounding-up of fractional shares, to have any material effect on the Company’s total stockholders’ equity.

Effect on Authorized Shares

The Reverse Stock Split will not change the number of authorized shares of our common stock or preferred stock. If Proposal 1 (the Authorized Share Increase) is approved and implemented, the Company’s authorized shares of common stock following the Reverse Stock Split will be whatever number, not to exceed 150,000,000, the Board determines pursuant to Proposal 1, and the Company will have 5,000,000 authorized shares of preferred stock. If Proposal 1 is not approved (or is approved but not implemented), the Company will have 25,000,000 authorized shares of common stock and 5,000,000 authorized shares of preferred stock following the Reverse Stock Split. Because the Reverse Stock Split will reduce the number of issued and outstanding shares of common stock without a corresponding reduction in authorized shares, the Reverse Stock Split will result in a relative increase in the number of authorized but unissued shares of common stock available for future issuance. This effect, and the resulting potential for additional dilution of existing stockholders through future share issuances, would be more pronounced the greater the number of authorized shares the Board determines to authorize pursuant to Proposal 1.

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Effect on Outstanding Equity Awards, Convertible Securities and Warrants

The number of shares of common stock issuable upon the exercise of outstanding stock options and warrants, upon the vesting of outstanding restricted stock units and upon the conversion of outstanding convertible promissory notes, and the per share exercise price or conversion price applicable to such securities, will be proportionately adjusted in accordance with the terms of such instruments to give effect to the Reverse Stock Split. The aggregate number of shares of common stock available for future awards under our equity incentive plans will also be proportionately reduced.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right. No appraisal rights are available under the DGCL with respect to an amendment to the Certificate of Incorporation effecting a reverse stock split.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reverse Stock Split that are generally applicable to U.S. holders of our common stock. This summary does not address all U.S. federal income tax considerations that may be relevant to a particular stockholder, nor does it address any state, local or foreign tax consequences. Stockholders are urged to consult their own tax advisors regarding the U.S. federal, state, local and foreign tax consequences of the Reverse Stock Split to them.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, a U.S. holder of common stock generally should not recognize gain or loss upon the Reverse Stock Split, except in respect of any whole shares received in lieu of fractional shares. The aggregate tax basis of the post-Reverse Stock Split shares received (including any whole shares received in lieu of fractional shares) should equal the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares received should include the holding period of the pre-Reverse Stock Split shares exchanged therefor.

Implementation of the Reverse Stock Split

If this Proposal 2 is approved by our stockholders and the Board decides to proceed with the Reverse Stock Split, the Board will have the authority, during the Authorization Period, to cause the Certificate of Amendment, substantially in the form attached to this Proxy Statement as Annex B, reflecting the reverse stock split ratio selected by the Board, to be filed with the Secretary of State of the State of Delaware, at which time the Reverse Stock Split will become effective. If this Proposal 2 is not approved by our stockholders, no reverse stock split will be authorized.

Required Vote

Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting, as required by Section 242 of the DGCL to amend the Certificate of Incorporation. Abstentions and, to the extent any occur, broker non-votes will have the same effect as a vote “AGAINST” this proposal. Approval of this Proposal 2 is not conditioned on the approval of any other proposal to be considered at the Special Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DISCRETIONARY REVERSE STOCK SPLIT, AS DESCRIBED IN PROPOSAL 2.

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PROPOSAL 3:

ADJOURNMENT PROPOSAL

Our Board believes that if the number of votes cast at the Special Meeting is insufficient to approve Proposal 1 (the Authorized Share Increase) and/or Proposal 2 (the Reverse Stock Split), it may be in the best interests of the stockholders to enable our Board to continue to seek to obtain a sufficient number of additional votes to approve Proposal 1 and/or Proposal 2.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of either or both of Proposal 1 or Proposal 2.

Additionally, approval of the Adjournment Proposal could mean that, in the event we have not received sufficient votes to approve either or both of Proposal 1 or Proposal 2, or we have received proxies indicating that a majority of the votes to be cast by holders of our common stock will vote against one or both of Proposal 1 or Proposal 2, we could adjourn the Special Meeting without a vote on Proposal 1 and/or Proposal 2 and use the additional time to solicit the holders of those shares to change their vote in favor of Proposal 1 and/or Proposal 2.

Required Vote

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the votes cast on the matter at the Special Meeting. Abstentions will have the same effect as a vote “AGAINST” this proposal; broker non-votes, to the extent any occur, will have no effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about beneficial ownership of our common stock as of the Record Date (unless otherwise noted) by (i) each stockholder that has indicated in public filings that the stockholder beneficially owns more than five percent of our common stock, (ii) each of the Company’s directors and named executive officers and (iii) all directors and executive officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had, to our knowledge, sole voting and investment power with respect to the shares listed next to the person’s name.

These numbers are based on the outstanding share numbers as of August 14, 2026 and will be recalculated as of the Record Date for the Special Meeting in the definitive proxy statement.

Name and Address (1)	Number of Shares Beneficially Owned	Percentage of Ownership (2)
5% Stockholders and Other Significant Beneficial Owners
Asymmetry Point LP (3)	745,000	7.64%
Sequence LifeScience, Inc. (4)	1,081,870	9.99%
Directors and Named Executive Officers
Adam Levy (5)	422,507	4.30%
Ian Blackman (6)	62,501	*
Steven Glassman (7)	331,411	3.34%
Steven A. Ciardiello (8)	125,110	1.27%
Dr. Jerome B. Zeldis (9)	226,578	2.30%
Brian J. Kieser (10)	1,081,870	9.99%
Kevin M. Harris (11)	0	*
All directors and executive officers as a group (7 persons) (12)	2,249,977	23.08%

* Less than 1%.

(1) Except as indicated, the address of the person named in the table is c/o NexGel, Inc., 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047.

(2) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or convertible notes held by that person that are currently exercisable or convertible, or will become exercisable or convertible within 60 days after the Record Date, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentage ownership is based on [9,747,663] shares of common stock outstanding as of the Record Date. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(3) The address for Asymmetry Point LP is 100 Biscayne Boulevard, Floor 12, Miami, Florida 33132. Beneficial ownership is based on the most recent Schedule 13G (or amendment thereto) filed with the SEC.

(4) Consists of shares of common stock issuable upon conversion of the convertible promissory note (in the original principal amount of $5,500,000) and exercise of the warrant (exercisable for up to 4,583,334 shares) issued to Sequence LifeScience, Inc. on April 17, 2026, in each case subject to the 9.99% beneficial ownership limitation. The 9.99% beneficial ownership limitation applicable to the convertible note and warrant held by Sequence LifeScience, Inc. is calculated on an aggregated basis together with the convertible note and warrant held by Mr. Kieser individually (described in footnote (11) below), based on the relationship between Sequence LifeScience, Inc. and Mr. Kieser. The number of shares set forth above represents the maximum number of shares deemed beneficially owned in the aggregate by Sequence LifeScience, Inc. and Mr. Kieser after giving effect to such aggregated 9.99% beneficial ownership limitation. Mr. Brian J. Kieser, who serves as the Chief Executive Officer and is the indirect sole owner of Sequence LifeScience, Inc., may be deemed to have voting and dispositive power over the shares of common stock held by Sequence LifeScience, Inc.

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(5) Consists of (i) 342,692 shares of common stock, (ii) options to purchase 51,789 shares of common stock that are currently exercisable or will become exercisable within 60 days, (iii) warrants to purchase 1,818 shares of common stock that are currently exercisable, and (iv) 26,208 shares of common stock that have vested or will vest within 60 days.

(6) Consists of (i) warrants to purchase 20,834 shares of common stock that are currently exercisable and (ii) 41,667 shares of common stock currently exercisable under a convertible promissory note.

(7) Consists of (i) 156,655 shares of common stock, (ii) options to purchase 84,286 shares, (iii) warrants to purchase 43,803 shares, (iv) 41,667 shares currently exercisable under a convertible promissory note, and (v) 5,000 shares vested or vesting within 60 days.

(8) Consists of (i) 21,739 shares of common stock, (ii) options to purchase 30,000 shares, (iii) warrants to purchase 31,704 shares, and (iv) 41,667 shares currently exercisable under a convertible promissory note.

(9) Consists of (i) 106,664 shares of common stock, (ii) options to purchase 98,572 shares, and (iii) warrants to purchase 21,342 shares.

(10) Mr. Kieser was appointed to the Board on May 6, 2026. The shares of common stock shown for Mr. Kieser consist of shares deemed beneficially owned by Mr. Kieser by virtue of (i) his indirect sole ownership of, and his role as Chief Executive Officer of, Sequence LifeScience, Inc., as described in footnote (4) above, and (ii) a convertible promissory note and warrant issued to Mr. Kieser individually, in each case subject to the aggregated 9.99% beneficial ownership limitation described in footnote (4) above. Accordingly, the number of shares of common stock shown for Mr. Kieser in the table above is the same as the number of shares of common stock shown for Sequence LifeScience, Inc.

(11) Mr. Harris was appointed to the Board on May 6, 2026 and, to the knowledge of the Company, does not currently hold shares of common stock or other securities convertible into or exercisable for common stock.

(12) The total number of shares of common stock beneficially owned by all directors and executive officers as a group reflects the aggregated 9.99% beneficial ownership limitation applicable to Mr. Kieser and Sequence LifeScience, Inc. described in footnotes (4) and (11) above (and accordingly does not double-count the shares deemed beneficially owned by virtue of Mr. Kieser’s relationship with Sequence LifeScience, Inc.). The total does not include shares of common stock beneficially owned by any 5% stockholder that is not also a director or executive officer. The percentage for the group is based on 11,638,791 shares (9,747,663 shares outstanding plus the aggregate shares deemed beneficially owned by the individual directors and executive officers named above).

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SOLICITATION OF PROXIES

The Company will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone, mail, facsimile or other means of communication. We will not pay our directors, officers and employees any additional compensation for their solicitation efforts, but we will reimburse them for their out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding our soliciting materials to the beneficial owners of our common stock.

The Company has retained Alliance Advisors, LLC (“Alliance Advisors”), a proxy solicitation firm, to assist in the solicitation of proxies for the Special Meeting for a flat fee of $15,000, plus reimbursement of Alliance Advisors’ reasonable out-of-pocket expenses. The Company has agreed to indemnify Alliance Advisors against certain liabilities arising out of or in connection with its engagement. Votes will be tabulated by Alliance Advisors. If you have any questions or need assistance with voting, please contact Alliance Advisors at:

Alliance Advisors, LLC

200 Broadacres Drive

Bloomfield, New Jersey 07003

(833) 201-0353

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STOCKHOLDERS SHARING THE SAME ADDRESS

As permitted by the rules of the SEC, only one copy of this Proxy Statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies. This practice is known as “householding” and is designed to reduce duplicate mailings and save printing and postage costs. The Company will deliver promptly upon written or oral request a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of this document was delivered. For copies, or to notify the Company that you do not wish to participate in householding, please contact our Corporate Secretary at the Company’s offices located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047 or by telephone at (215) 702-8550.

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OTHER MATTERS

No business will be presented for consideration at the Special Meeting other than that described in this Proxy Statement. If any other matters properly come before the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment.

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ANNEX A

FORM OF CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NEXGEL, INC.

(INCREASE IN AUTHORIZED SHARES OF COMMON STOCK)

Explanatory Note: This form of Certificate of Amendment would implement the Authorized Share Increase contemplated by Proposal 1. It would be filed with the Secretary of State of the State of Delaware only if (a) Proposal 1 is approved by the Company’s stockholders, and (b) the Board of Directors determines, in its sole discretion, to file this Certificate of Amendment within the one-year period following the date of the Special Meeting of Stockholders (the “Authorization Period”), as described under Proposal 1 in the Proxy Statement. The specific number of authorized shares of common stock reflected in this Certificate of Amendment (not to exceed 150,000,000) will be determined by the Board of Directors in its sole discretion prior to filing, and the Board may file more than one Certificate of Amendment in substantially this form during the Authorization Period, so long as the aggregate number of authorized shares of common stock does not at any time exceed 150,000,000. If the Board of Directors does not file this Certificate of Amendment during the Authorization Period, the authority granted under Proposal 1 to do so will terminate and this Certificate of Amendment will not be filed.

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

NEXGEL, INC.

NexGel, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares as set forth below and (ii) declaring such amendment to be advisable and in the best interest of the Corporation.

2. Upon this Certificate of Amendment becoming effective, paragraph A of Article IV is deleted in its entirety and replaced with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is [●], consisting of [●] shares of Common Stock, $0.001 par value per share (the ‘Common Stock’), and 5,000,000 shares of Preferred Stock, $0.001 par value per share (the ‘Preferred Stock’).”

3. This Certificate of Amendment has been duly approved by the Board of Directors and stockholders of the Corporation in accordance with Sections 141(f), 222 and 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●], [●].

NEXGEL, INC.,
a Delaware corporation

By:
Name:
Title:

A-1

ANNEX B

FORM OF CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NEXGEL, INC.

(REVERSE STOCK SPLIT)

Explanatory Note: This form of Certificate of Amendment would effect the Reverse Stock Split contemplated by Proposal 2. It would be filed with the Secretary of State of the State of Delaware only if (a) Proposal 2 is approved by the Company’s stockholders, and (b) the Board of Directors determines, in its sole discretion, to file this Certificate of Amendment within the one-year Authorization Period following the date of the Special Meeting of Stockholders, as described under Proposal 2 in the Proxy Statement. The reverse stock split ratio (within the approved range of 1-for-2 to 1-for-20) reflected in this Certificate of Amendment will be completed by the Board of Directors prior to filing. If the Board of Directors does not file this Certificate of Amendment during the Authorization Period, the authority granted under Proposal 2 to do so will terminate and this Certificate of Amendment will not be filed.

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

NEXGEL, INC.

NexGel, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), to effect the reverse stock split described below and (ii) declaring such amendment to be advisable and in the best interest of the Corporation.

2. Upon this Certificate of Amendment becoming effective, a new paragraph is added to Article IV of the Corporation’s Amended and Restated Certificate of Incorporation as follows:

“Simultaneously with the filing of this Certificate of Amendment with the Secretary of State of Delaware (the ‘Effective Time’), each [●] shares of the Corporation’s common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the ‘Old Common Stock’) (including the number of shares of common stock issuable upon exercise or conversion of all issued and outstanding options, warrants and convertible securities of every kind, including all options, shares outstanding and authorized for issuance under the Corporation’s equity incentive plans), will automatically and without any action on the part of the respective holders thereof, be combined and reclassified into one (1) share of common stock, par value $0.001 per share (the ‘New Common Stock’) (and such combination and conversion, the ‘Reverse Stock Split’). Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued in connection with the Reverse Stock Split. Each holder of Old Common Stock who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split shall instead be entitled to receive one (1) whole share of New Common Stock in lieu of such fractional share (i.e., each fractional share shall be rounded up to the nearest whole share). The Reverse Stock Split shall not change the par value of the Common Stock or the number of authorized shares of common stock or preferred stock of the Corporation.”

3. This Certificate of Amendment has been duly approved by the Board of Directors and stockholders of the Corporation in accordance with Sections 141(f), 222 and 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●], [●].

NEXGEL, INC.,
a Delaware corporation

By:
Name:
Title:

B-1

NexGel, Inc.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet: Go to https://web.viewproxy.com/NXGL/2026
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-402-3905
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

As a stockholder of NexGel, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EST on [*], 2026.

CONTROL NUMBER

▼ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▼

NEXGEL, INC.

SPECIAL MEETING OF STOCKHOLDERS
[*], 2026 AT [*:00] AM EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF NEXGEL, INC.

The undersigned hereby appoint(s) Adam Levy or in his absence Ian Blackman (the "Named Proxies") and each or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of NexGel, Inc. (the "Company"), that the undersigned held of record on [*], 2026, the record date, at the Special Meeting of Stockholders to be held at the Company's corporate headquarters located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047 on [*], 2026 at [*:00] a.m. Eastern Time, and any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Mr AB Sample
Sample Street
Sample Town
Sampleshire, XXX XXX

This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

Signature____________________________

Date____________________________

Title____________________________

Signature (Joint Owners)____________________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

CONTROL NUMBER

Address Change:

(If you noted any Address Changes above, please mark box.) ☐

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [*], 2026:

The Notice of Special Meeting and Proxy Statement are available at:
https://web.viewproxy.com/NXGL/2026

▼ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▼

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted in accordance with the Board of Directors' recommendations.

Your Board of Directors recommends a vote "FOR" Proposals 1, 2, and 3.

Please mark your votes like this ☒

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐